UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02992

Exact name of registrant as specified in charter:	Dryden National Municipals Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden National Municipals Fund, Inc.

DECEMBER 31, 2005	ANNUAL REPORT

FUND TYPE

Municipal bond

OBJECTIVE

High level of current income exempt from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

February 16, 2006

Dear Shareholder:

We hope you find the annual report for the Dryden National Municipals Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisors and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden National Municipals Fund, Inc.

Dryden National Municipals Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden National Municipals Fund, Inc. (the Fund) is to seek a high level of current income exempt from federal income taxes. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares).

Cumulative Total Returns[1] as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	3.02%	27.46%	62.56% (62.35)	164.25% (163.72)
Class B	2.76	25.88	57.85 (57.64)	524.52 (523.28)
Class C	2.50	24.33	53.98 (53.78)	74.25 (73.91)
Class Z	3.27	29.05	N/A	38.10
Lehman Brothers Municipal Bond Index[3]	3.51	31.24	74.30	***
Lipper General Municipal Debt Funds Avg.[4]	3.00	26.35	59.17	****

Average Annual Total Returns[1] as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	–1.10%	4.12%	4.55% (4.54)	6.01% (6.00)
Class B	–2.16	4.55	4.67 (4.66)	7.39 (7.38)
Class C	1.52	4.45	4.41 (4.40)	4.98 (4.96)
Class Z	3.27	5.23	N/A	4.76
Lehman Brothers Municipal Bond Index[3]	3.51	5.59	5.71	***
Lipper General Municipal Debt Funds Avg.[4]	3.00	4.78	4.74	****

Distributions and Yields[1] as of 12/31/05
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[5] at Tax Rates of
			33%	35%
Class A	$0.68	3.13%	4.67%	4.82%
Class B	$0.64	3.00	4.48	4.62
Class C	$0.60	2.75	4.10	4.23
Class Z	$0.72	3.51	5.24	5.40

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the share classes would have been lower, as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. Except where noted, the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, 1/22/90; Class B, 4/25/80; Class C, 8/1/94; and Class Z, 1/22/99.

3The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

4The Lipper General Municipal Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in municipal debt issues in the top four credit ratings.

5Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers Municipal Bond Index Closest Month-End to Inception cumulative total returns are 186.75% for Class A, 611.70% for Class B, 99.52% for Class C, and 41.87% for Class Z. Lehman Brothers Municipal Bond Index Closest Month-End to Inception average annual total returns are 6.84% for Class A, 7.95% for Class B, 6.24% for Class C, and 5.19% for Class Z.

****Lipper Average Closest Month-End to Inception cumulative total returns are 164.69% for Class A, 592.56% for Class B, 81.79% for Class C, and 32.31% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 6.29% for Class A, 7.78% for Class B, 5.36% for Class C, and 4.12% for Class Z.

Dryden National Municipals Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 12/31/05
Mercer Cnty. Poll. Control Rev., 7.20%, 06/30/13	2.09%
California St., G.O., M.B.I.A., 5.25%, 02/01/27	2.08
Houston Utility Systems Rev., Ser. A, F.S.A., 5.25%, 05/15/21	1.92
Met. Pier & Exposition Auth., 5.25%, 06/15/42	1.76
Mass St. Sch. Building Auth., 5.00%, 08/15/24	1.67

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/05
Aaa	57.0%
Aa	8.0
A	15.3
Baa	13.6
Ba	0.2
B	0.9
Not Rated	3.5
Total Investments	98.5
Other assets in excess of liabilities	1.5
Net Assets	100.0

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

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Investment Subadvisor’s Report

Prudential Investment Management, Inc.

A noteworthy year in the municipal bond market

The municipal bond market experienced strong relative performance during the year to accompany the attractive tax-exempt income. In 2005 the market faced a trend toward higher short-term interest rates in the United States, and it had to absorb a record issuance of municipal bonds. Yet the tax-exempt market outperformed U.S. Treasury securities and the broader U.S. investment-grade fixed income market for the year.

The Fund maintained a highly diversified portfolio allocated across the various sectors of the municipal bond market and geographical regions of the United States to spread risks. One of the most important changes we made to the portfolio was to emphasize longer-term bonds. This not only increased the Fund’s yield but also positioned it more advantageously in the complex interest-rate environment of 2005. For the year, the Fund lagged the Lehman Brothers Municipal Bond Index (the Index), which does not include the effect of mutual fund operating expenses. However, the cumulative total return of its Class A shares was in line with the Lipper General Municipal Debt Funds Average (the Lipper Average). Class Z shares exceeded the Lipper Average, and Class B and C shares trailed the Lipper Average.

Our municipal bond yield curve strategy worked well

A solid economic expansion in the United States, along with sound budgeting practices of many state governments, strengthened the fiscal position of many states. This encouraged strong investor demand for municipal bonds, which helped the market digest the record amount of bonds issued in 2005. Meanwhile, the Federal Reserve continued its campaign to raise short-term rates out of determination to prevent the vibrant U.S. economy from fueling higher inflationary pressures. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was increased 13 times in quarter-point increments, from 1.00% to 4.25%. Eight of the increases occurred in 2005.

Because shorter-term municipal bond yields are very sensitive to changes in the federal funds rate, they rose sharply, which pressured shorter-term bond prices as prices move inversely to yields. Yields on long-term municipal bonds primarily reflect inflation expectations. Inflation was largely contained, and longer-term municipal bond yields fluctuated in a range rather than moving sharply higher. Consequently there was considerable flattening in the municipal bond yield curve, which depicts yields on municipal bonds from the shortest to the longest maturity dates. To benefit from this development, we sold some of the Fund’s municipal bonds in the five-year maturity category and bought municipal bonds in the 20-year maturity category, which increased the Fund’s yield and its total return performance.

Dryden National Municipals Fund, Inc.	5

Investment Subadviser’s Report (continued)

Overweight allocation to healthcare a positive for the Fund

From the perspective of sector allocation, the Fund benefited from its overweight exposure to healthcare bonds relative to the Index and favorable security selection within the sector. The healthcare sector performed well in 2005 due to favorable demographic trends in the United States and improving finances at many institutions. The Fund held bonds of Maryland State Health and Higher Educational Facilities Authority for the University of Maryland Medical System that was assigned a positive outlook by Moody’s Investors Service. Standard & Poor’s Ratings Services (S&P) upgraded the system’s rating from A to A-plus. The Fund also held bonds of the South Carolina Jobs Economic Development Authority for the Palmetto Health Alliance, which has a strong competitive position, several consecutive years of improved financial operations, and healthy cash balances. Moody’s upgraded these bonds from Baa2 to Baa1, and S&P raised them from BBB to BBB-plus.

Too many single-family housing bonds

The Fund had an overweight exposure to single-family housing municipal bonds relative to the Index that hurt its performance. While these bonds provide a relatively high yield, they can be retired prior to their maturity dates if homeowners refinance the underlying mortgages. Therefore the bonds did not perform as well as some other municipal market sectors, as concern about mortgage refinancing lingered amid the historically low level of longer-term interest rates in the United States. With that said, we maintain a considerable exposure to the sector because of the bonds’ defensive characteristics. Also, the bonds could perform relatively well if refinancing activity slows as a result of higher rates and/or lower home prices.

Tobacco-related bonds had mixed impact on the Fund

The tobacco-related sector of the municipal bond market remained volatile. However, certain legal developments widely believed to favor tobacco firms helped the sector perform particularly well in 2005, even though there is no assurance that these rulings will not be overturned, in whole or in part, by another court.

Our strategy in the tobacco-related sector had a mixed impact on the Fund’s relative performance. The Fund benefited from its overweight position in tobacco-related bonds that are described as “double-barreled.” For example, in New York, this means Tobacco Settlement Finance Corporation Asset-Backed Bonds are backed by funds paid by tobacco firms that participate in the Master Settlement Agreement (MSA) signed in 1998 and by funds appropriated from the New York State legislature, which would be used only if MSA funds are insufficient to pay debt service on the bonds. The Fund also held Golden State Tobacco Securitization Asset-Backed Bonds, some of which were refunded by the state of California. This means California placed in an

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escrow account U.S. government securities whose interest and principal will be used to pay off the bonds. The refunded Golden State Tobacco Bonds no longer depend on MSA funds or appropriated monies.

Tobacco-related bonds backed solely by MSA funds also performed well in 2005. We added to the Fund’s holdings of these securities. However, its slight underweight exposure to these so-called unenhanced tobacco-related bonds detracted from its relative performance.

Dryden National Municipals Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005, at the beginning of the period, and held through the six-month period ended December 31, 2005.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values

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and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden National Municipals Fund, Inc.		Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,006.20	0.88%	$4.45
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

Class B	Actual	$1,000.00	$1,004.30	1.13%	$5.71
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

Class C	Actual	$1,000.00	$1,003.00	1.38%	$6.97
	Hypothetical	$1,000.00	$1,018.25	1.38%	$7.02

Class Z	Actual	$1,000.00	$1,006.80	0.63%	$3.19
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Fund’s fiscal year ending December 31, 2005 (to reflect the six-month period).

Dryden National Municipals Fund, Inc.	9

This Page Intentionally Left Blank

Portfolio of Investments

as of December 31, 2005

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 98.3%

Alabama 0.4%
Birmingham Baptist Med. Centers Special Care Facs. Financing Auth. Rev.	Baa1	5.00%	11/15/30	$2,000	$1,955,320

Arizona 2.2%
Arizona Sch. Facs. Brd. Rev.	Aaa	5.00	7/01/20	5,000	5,367,500
Pima Cnty. Ind. Dev. Auth. Rev., F.S.A.	Aaa	7.25	7/15/10	1,030	1,047,778
Pima Cnty. Uni. Sch. Dist., G.O., F.G.I.C.	Aaa	7.50	7/01/10	3,000	3,491,820
Tucson Cnty., G.O., Ser. A	Aa3	7.375	7/01/12	1,100	1,328,921

					11,236,019

California 8.9%
Anaheim Pub. Fin. Auth. Lease Rev.,
Ser. 641A, F.S.A., R.I.T.E.S.(i) 144A	NR	6.00	9/01/16	2,210	3,307,552
Ser. 641B, F.S.A., R.I.T.E.S.(i) 144A	NR	6.00	9/01/24	1,815	2,957,125
Califorina St., G.O.	A2	5.00	3/01/27	3	3,143,610
California Poll. Ctrl. Fin. Auth. Sld. Wste. Disp. Rev., Wste. Mgmt., Inc. Proj., Ser. B, A.M.T.	BBB(d)	5.00	7/01/27	1,000	1,001,730
California St. Pub. Wks. Brd. Lease Rev.,
Dept. of Mental Health Coalinga, Ser. A	A3	5.50	6/01/19	2,000	2,175,320
Dept. of Mental Health Coalinga, Ser. A	A3	5.50	6/01/20	2,000	2,170,900
Dept. of Mental Health Coalinga, Ser. A	A3	5.50	6/01/22	2,000	2,163,560
California St., G.O., M.B.I.A.	Aaa	5.25	2/01/27	9,900	10,524,789
California Statewide Cmnty. Dev. Auth. Rev., Kaiser Permanente, Ser. B	A3	3.90	7/01/14	3,500	3,399,725

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	11

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Folsom Cordova Uni. Sch. Dist. Sch. Facs. Impvt. Dist. No. 2, Ser. A, C.A.B.S., M.B.I.A.	Aaa	Zero	10/01/21	$60	$29,274
Loma Linda Hospial Rev. Loma Linda Univ. Med. Center, Ser. A	Baa1	5.00%	12/01/20	3,000	3,087,390
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty Dev. Proj., C.A.B.S., A.M.B.A.C.	Aaa	Zero	8/01/25	2,000	792,900
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev., Ser. A, C.A.B.S., M.B.I.A.	Aaa	Zero	1/15/36	11,000	2,557,170
Santa Margarita Dana Point Auth. Impvt. Rev., Dist. 3, 3A, 4, 4A, Ser. B, M.B.I.A.	Aaa	7.25	8/01/14	2,000	2,506,060
Univ. of California Rev.s Proj., Ser. B	Aaa	5.00	5/15/24	4,760	5,012,566

					44,829,671

Colorado 1.3%
Adams & Arapahoe Counties Joint Sch. Dist. G.O. Number 28J Aurora, Ser. A, F.S.A.	Aaa	5.25	12/01/20	2,000	2,176,700
Boulder Cnty. Sales & Use Tax Rev., Ser. A, F.G.I.C.	Aaa	6.00	12/15/17	3,970	4,374,622

					6,551,322

Connecticut 0.9%
Connecticut St. Spl. Tax Oblig. Rev., Trans. Infrastructure Rev., Ser. A(b)	Aaa	7.125	6/01/10	1,000	1,133,680
Connecticut St., Rite-1060 R, Ser. C, G.O.(i) 144A	AA(d)	5.65	11/15/09	2,855	3,290,330

					4,424,010

Delaware 0.6%
Delaware River & Bay Auth., Rev. M.B.I.A.	Aaa	5.00	1/01/25	1,000	1,058,690
Delaware River & Bay Auth., Rev. M.B.I.A.	Aaa	5.00	1/01/27	1,000	1,053,320
Delaware St. Health Facs. Auth. Rev., Beebe Med. Center Proj., Ser. A	Baa1	5.00	6/01/24	1,000	1,027,180

					3,139,190

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

District of Columbia 0.9%
Dist. of Columbia Rev., George Washington Univ., Ser. A, M.B.I.A.	Aaa	5.125%	9/15/31	$2,040	$2,106,014
Dist. of Columbia, Ser. B, F.S.A.	Aaa	5.00	6/01/27	2,500	2,616,525

					4,722,539

Florida 4.0%
Broward Cnty. Rest. Recov. Rfdg., Wheelabrator, Ser. A	A3	5.50	12/01/08	5,000	5,271,800
Florida St. Brd. of Ed., G.O.	Aa1	9.125	6/01/14	1,260	1,610,721
Gainesville Florida Utility Systems Rev. Ser. A, F.S.A.	Aaa	5.00	10/01/23	3,000	3,190,260
Highlands Cnty. Health Facs. Auth., Rev.,
Adventist Health B	A2	5.00	11/15/25	1,000	1,021,050
Adventist Health I	A2	5.00	11/16/09	500	519,085
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt. Hub, Ser. C, F.G.I.C.	Aaa	5.00	10/01/10	3,040	3,230,365
Palm Beach Cnty. Sch. Brd.,
Ser. A, C.O.P., F.G.I.C.	Aaa	5.00	8/01/22	1,350	1,423,143
Ser. A, C.O.P., F.G.I.C.	Aaa	5.00	8/01/23	2,555	2,685,918
Reunion West Cmnty. Dev. Dist. Spl. Assmt. Rev.	NR	6.25	5/01/36	1,000	1,055,170

					20,007,512

Georgia 0.3%
Forsyth Cnty. Sch. Dist. Dev. G.O. Assmt.	Aa2	6.75	7/01/16	500	608,465
Fulton Cnty. Sch. Dist. G.O.	Aa2	6.375	5/01/17	750	910,868

					1,519,333

Hawaii 1.8%
Hawaii St., Ser. DD, G.O., M.B.I.A.	Aaa	5.25	5/01/24	2,000	2,156,500
Honolulu Hawaii City & Cnty. Wste. Wtr. Systems Rev., Ser. A, F.G.I.C.	Aaa	5.00	7/01/24	4,285	4,523,803
Honolulu Hawaii City & Cnty., Ser. F, F.G.I.C.	Aaa	5.25	7/01/20	2,000	2,192,720

					8,873,023

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	13

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Illinois 5.6%
Chicago O’Hare Int’l. Arpt. Rev., General Airport, 3rd Lein, Ser. B-1, X.L.C.A.	Aaa	5.25%	1/01/34	$1,975	$2,083,131
Chicago, G.O., F.G.I.C.	Aaa	5.25	1/01/28	3,625	3,816,146
Gilberts Spl. Service Area Number 9 Spl. Tax, Big Timber Proj.(b)	AAA(d)	7.75	3/01/11	2,000	2,400,700
Illinois Edl. Facs. Auth. Student Hsg. Rev., Edl. Advancement Fund, Univ. Center Proj.	Baa3	6.00	5/01/22	1,500	1,622,850
Illinois Fin. Auth. Rev., Northwestern Mem. Hosp., Ser. A	Aa2	5.25	8/15/34	5,000	5,265,350
McLean & Woodford Counties Cmnty. Unit Sch. Dist. Number 005, G.O., F.S.A.(b)	Aaa	5.625	12/01/11	4,000	4,381,360
Metro Pier & Expo. Auth. Dedicated St. Tax Rev., McCormick Place Expansion, Ser. A, M.B.I.A.	Aaa	5.25	6/15/42	8,500	8,926,786

					28,496,323

Kansas 2.6%
Sedgwick & Shawnee Cnty. Sngl. Fam.
Rev., Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.70	12/01/27	2,335	2,457,634
Rev., Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.75	6/01/27	2,385	2,461,225
Rev., Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.85	12/01/27	2,240	2,364,970
Wyandotte Cnty. Unit Government Util. Systems Rev., Rfdg., Ser. 2004, A.M.B.A.C.	Aaa	5.65	9/01/19	5,000	5,720,999

					13,004,828

Louisiana 1.6%
New Orleans, Rfdg., G.O., M.B.I.A.	Aaa	5.25	12/01/22	2,000	2,138,700

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Orleans Parish Sch. Brd., E.T.M., M.B.I.A.(b)	Aaa	8.90%	2/01/07	$5,780	$6,118,997

					8,257,697

Maryland 1.9%
Baltimore Econ. Dev. Lease Rev., Armistead Partnership, Ser. A	A(d)	7.00	8/01/11	740	741,243
Maryland St. Health & Higher Ed. Facs. Auth. Rev., Univ. Maryland Med. Sys.(b)	A3	6.75	7/01/10	5,000	5,712,050
Northeast Wste. Disp. Auth., Rev., Baltimore City Sludge Corporate Proj.(f)(i) 144A	NR	7.25	7/01/07	1,161	1,206,035
Montgomery Cnty. Rest. Rec. Proj., Ser. A, A.M.T.(f)(i) 144A	A2	6.00	7/01/07	1,000	1,026,830
Takoma Park Hosp. Facs. Rev., Washington Adventist Hosp., E.T.M., F.S.A.(b)	Aaa	6.50	9/01/12	1,000	1,121,640

					9,807,798

Massachusetts 6.2%
Boston Ind. Dev. Fin. Auth. Swr. Facs. Rev., Harbor Elec. Energy Co. Proj., A.M.T.	Aa3	7.375	5/15/15	1,195	1,227,731
Massachusetts St. Dev. Fin. Agcy. Rev., Concord Assabet Fam. Services(f)	Ba2	6.00	11/01/28	640	645,536
Massachusetts St. Health & Ed.al Facs.
Auth. Rev., Caritas Christi Obligation, Ser. B	Baa3	6.75	7/01/16	3,590	4,019,436
Auth. Rev., Harvard Univ., Ser. W(b)	Aaa	6.00	7/01/10	500	557,485
Auth. Rev., Partners Healthcare Systems, Ser. F	Aa3	5.00	7/01/22	1,500	1,576,425
Auth. Rev., Simmons College, Ser. D, A.M.B.A.C.(b)	Aaa	6.05	10/01/10	1,000	1,120,950
Auth. Rev., Univ. Massachusetts Proj., Ser. A, F.G.I.C.(b)	Aaa	5.875	10/01/10	500	556,720
Auth. Rev., Valley Region Health System, Ser. C	Baa3	7.00	7/01/10	825	935,872

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	15

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Massachusetts St. Ind. Dev. Fin. Agcy. Rev., Bradford College(c)(g)(i) 144A	NR	Zero	11/01/28	$970	$242,610
Massachusetts St. Sch. Building Auth. Dedicated Sales Tax Rev., Ser. A, F.S.A.	Aaa	5.00	8/15/24	8,000	8,469,520
Massachusetts St. Special Obligation Dedicated Tax Rev., Rfdg., F.G.I.C.	Aaa	5.25	1/01/21	3,110	3,507,800
Rev. Ser. A, F.S.A.	Aaa	5.50	6/01/21	2,000	2,317,600
Massachusetts St. Wtr. Pollutant Abatement Trust, Pool Program, Ser. 9	Aaa	5.25	8/01/33	2,500	2,663,925
Massachusetts St. Wtr. Resolution Auth.
Rev., Ser. B, M.B.I.A.	Aaa	6.25	12/01/11	500	569,915
Rev., Ser. D, M.B.I.A.	Aaa	6.00	8/01/13	500	574,270
Massachusetts St., G.O., Ser. C(b)	Aa2	5.25	11/01/12	1,425	1,551,868
Rail Connections, Inc., Rev., Route 128, Ser. B, C.A.B.S., A.C.A.(b)	Aaa	Zero	7/01/09	2,500	1,038,550

					31,576,213

Michigan 2.0%
Harper Creek Cmnty. Sch. Dist., G.O.(b)	Aa2	5.50	5/01/11	1,500	1,642,500
Michigan St. Building Auth. Rev., Rfdg. Facs. Prog., Ser. III	Aa3	5.375	10/15/22	3,750	4,056,112
Michigan St. Hosp. Fin. Auth. Rev., Ascension Health, Ser. A	Aa3	5.00	11/01/12	1,250	1,327,900
Okemos Pub. Sch. Dist., C.A.B.S.
G.O., M.B.I.A.	Aaa	Zero	5/01/12	1,100	858,693
G.O., M.B.I.A.	Aaa	Zero	5/01/13	1,000	745,540
Wyandotte Elec. Rev., G.O., M.B.I.A.	Aaa	6.25	10/01/08	1,270	1,331,913

					9,962,658

Minnesota 1.1%
Minnesota Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtge., Ser. I, A.M.T.	Aa1	5.80	1/01/19	3,190	3,306,786

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Minnesota St. Mun. Powr. Agcy. Elec. Rev.	A3	5.25%	10/01/21	$2,000	$2,146,620

					5,453,406

Nevada 1.6%
Clark Cnty. Ind. Dev. Rev., Nevada Pwr. Co. Proj., Ser. A	B-(d)	5.60	10/01/30	4,735	4,726,382
Clark Cnty. Sch. Dist. G.O., F.S.A.	Aaa	5.00	6/15/18	3,000	3,224,220

					7,950,602

New Hampshire 1.1%
Manchester Hsg. & Redev. Auth. Rev., Ser. B, C.A.B.S., A.C.A.	A(d)	Zero	1/01/24	4,740	1,738,442
New Hampshire Health & Ed. Facs. Auth. Rev., College Issue(b)	BBB-(d)	7.50	1/01/11	3,000	3,544,290
New Hampshire Higher Ed. & Health Facs. Auth. Rev., New Hampshire College(b)	BBB-(d)	6.30	1/01/07	145	150,467
New Hampshire Higher Ed. & Health Facs. Auth. Rev., New Hampshire College	BBB-(d)	6.30	1/01/16	355	368,386

					5,801,585

New Jersey 3.5%
Casino Reinvestment Dev. Auth., Room Fee, A.M.B.A.C.	Aaa	5.25	1/01/24	1,600	1,746,816
New Jersey Econ. Dev. Auth. Rev., Cigarette Tax	Baa2	5.625	6/15/19	1,250	1,328,500
New Jersey Econ. Dev. Auth. Rev., Cigarette Tax	Baa2	5.75	6/15/34	750	789,450
New Jersey Health Care Facs. Fin. Auth. Rev.
Atlantic City Med. Center	A2	6.25	7/01/17	2,175	2,434,304
Raritan Bay Med. Center Issue	NR	7.25	7/01/27	2,000	2,053,600
Saint Peter’s Univ. Hosp., Ser. A	Baa1	6.875	7/01/30	2,000	2,188,680
South Jersey Hosp.	Baa1	6.00	7/01/26	1,565	1,680,575
South Jersey Hosp.	Baa1	6.00	7/01/32	1,000	1,066,930
New Jesery Econ. Dev. Auth. Rev. Sch. Facs. Construction, Ser. O	A1	5.25	3/01/26	1,000	1,066,620
Newark Hsg. Auth., Port Auth., Newark Marine Terminal, M.B.I.A.	Aaa	5.00	1/01/34	3,000	3,112,110

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	17

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Tobacco Settlement Financing Corporation, Asset Bkd. Rev.	Baa3	6.00%	6/01/37	$400	$414,828

					17,882,413

New Mexico 2.2%
New Mexico Mtge. Fin. Auth. Rev., Sngl.
Fam. Mtge., Ser. A, G.N.M.A., F.N.M.A., F.H.L.M.C., A.M.T.	Aaa	5.50	7/01/36	2,500	2,633,050
Fam. Mtge., Ser. B, G.N.M.A., F.N.M.A., F.H.L.M.C., A.M.T.	AAA(d)	4.75	7/01/35	4,800	4,872,528
Fam. Mtge., Ser. C-2, G.N.M.A., F.N.M.A., A.M.T.	AAA(d)	6.15	3/01/32	1,145	1,189,964
New Mexico Mtge. Fin. Auth., Sngl. Fam. Mtge. Program, Ser. E, A.M.T., G.N.M.A., F.N.M.A., F.H.L.M.C.	AAA(d)	5.50	7/01/35	2,495	2,635,144

					11,330,686

New York 14.2%
Erie Cnty. Ind. Dev. Agcy.
Sch. Facility Rev., City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/19	1,250	1,386,788
Sch. Facility Rev., City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/23	3,030	3,352,574
Sch. Facility Rev., City of Buffalo Proj., F.S.A.	Aaa	5.75	5/01/24	6,765	7,338,943
Liberty Dev. Corporate Rev., Goldman Sachs Headquarters	Aa3	5.25	10/01/35	2,500	2,818,975
Met. Trans. Auth. Rev., Ser. A, A.M.B.A.C.	Aaa	5.50	11/15/18	4,000	4,402,760
New York City Transitional Fin. Auth. Rev.,
Future Tax Sec’d., Ser. A-1	Aa1	5.00	11/01/24	2,000	2,117,660
Future Tax Sec’d., Ser. C	Aa1	5.50	11/01/20	210	229,471
Ser. C	Aa1	5.50	2/15/16	2,500	2,725,900
New York City, G.O., Ser. D	A1	7.65	2/01/07	45	45,153
New York City, G.O., Ser. J, F.S.A.	Aaa	5.00	3/01/18	2,745	2,934,240
New York St. Dorm. Auth. Rev., Ref. Sec’d.
Hosp. Catskill Region, F.G.I.C.	Aaa	5.25	2/15/17	2,160	2,357,726
Hosp. Catskill Region, F.G.I.C.	Aaa	5.25	2/15/18	2,300	2,505,045

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

New York St. Environ. Facs. Corp. Poll. Control Rev., St. Wtr. Revolv. Fdg., Ser. C	Aaa	5.80%	1/15/06	$20	$20,420
New York St. Environ. Facs. Corp. Poll. Control Rev., St. Wtr. Revolv. Fdg., Ser. C	Aaa	5.80	1/15/14	1,260	1,287,758
New York St. Mun. Brd. Bank Agcy. Supply Sch., Ser. C	A+(d)	5.25	6/01/22	3,200	3,441,728
New York St. Mun. Brd. Bank Agcy. Supply Sch., Ser. C	A+(d)	5.25	12/01/22	3,595	3,866,566
New York St. Tollway Auth. Hwy. & Brdge.s, Ser. B, A.M.B.A.C.	Aaa	5.50	4/01/20	5,000	5,778,900
Tobacco Settlement Financing Corporation,
Asset Bkd., Ser. A-1	A1	5.50	6/01/16	3,000	3,214,410
Asset Bkd., Ser. A-1	A1	5.50	6/01/18	3,000	3,264,840
Asset Bkd., Ser. A-1	A1	5.50	6/01/19	5,000	5,487,300
Asset Bkd., Ser. A-1	A1	5.50	6/01/14	4,125	4,377,656
Asset Bkd., Ser. C-1	A1	5.50	6/01/14	3,000	3,178,770
Asset Bkd., Ser. C-1	A1	5.50	6/01/15	500	535,735
United Nations Dev. Corporation Rev., Ser. A	A3	5.25	7/01/17	2,000	2,063,600
United Nations Dev. Corporation Rev., Ser. A	A3	5.25	7/01/21	1,370	1,413,566
United Nations Dev. Corporation Rev., Ser. A	A3	5.25	7/01/25	1,000	1,030,830

					71,177,314

North Carolina 2.7%
Charlotte Airport Rev., Ser. B, A.M.T., M.B.I.A.	Aaa	6.00	7/01/24	1,000	1,076,190
Charlotte Storm Wtr. Fee Rev.(b)	Aa2	6.00	6/01/10	500	556,350
No. Carolina Eastern Mun. Powr. Agcy.,
Powr. Systems Rev., A.M.B.A.C.	Aaa	6.00	1/01/18	1,000	1,178,700
Powr. Systems Rev., Ser. A(b)	Aaa	6.00	1/01/22	650	795,613
Powr. Systems Rev., Ser. A, E.T.M.	Aaa	6.50	1/01/18	2,635	3,269,481
Powr. Systems Rev., Ser. A, E.T.M.	Aaa	6.50	1/01/18	1,005	1,221,176

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	19

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Powr. Systems Rev., Ser. A, M.B.I.A.	Aaa	6.40%	1/01/21	$1,000	$1,219,050
No. Carolina Hsg. Fin. Agcy., Home Ownership, Ser. 6 A, A.M.T.	Aa2	6.20	1/01/29	760	788,432
No. Carolina Mun. Powr. Agcy., Number 1 Catawba Elec. Rev., M.B.I.A.	Aaa	6.00	1/01/10	1,250	1,365,775
Piedmont Triad Airport Auth. Rev., Ser. B, A.M.T., F.S.A.	Aaa	6.00	7/01/21	1,000	1,076,190
Pitt Cnty. Rev., Mem. Hosp., E.T.M.(b)	Aaa	5.25	12/01/21	1,000	1,046,340

					13,593,297

North Dakota 2.1%
Mercer Cnty. Poll. Control Rev., Antelope Valley Station, A.M.B.A.C.	Aaa	7.20	6/30/13	9,000	10,571,220

Ohio 4.0%
Brecksville Broadview Heights City Sch. Dist., G.O., F.G.I.C.	Aaa	6.50	12/01/16	1,000	1,048,120
Columbus Citation Hsg. Dev. Corporate, Mtge. Rev., A.M.T., F.H.A.(b)	NR	7.625	1/01/15	1,640	1,999,193
Cuyahoga Cnty. Hosp. Facs. Rev., Canton, Inc. Proj.	Baa2	7.50	1/01/30	5,000	5,587,699
Hamilton Cnty. Sales Tax Rev., Sub., Ser. B, A.M.B.A.C., C.A.B.S.	Aaa	Zero	12/01/20	2,000	1,017,700
Hilliard Sch. Dist. Sch. Impvt., C.A.B.S., F.G.I.C.	Aaa	Zero	12/01/19	1,720	920,768
Lucas Cnty. Health Care Facs. Rev., Rfdg. & Impvt., Sunset Ret., Ser. A	NR	6.625	8/15/30	1,000	1,074,030
Lucas Cnty. Health Care Facs. Rev., Ref. Presbyterian Services, Ser. A	NR	6.625	7/01/14	1,750	1,816,588
Lucas Cnty. Hosp. Rev. Ref., Healthcare Group, Ser. B, A.M.B.A.C.	Aaa	5.00	11/15/21	3,935	4,154,534
Newark, Ltd. Tax, G.O., C.A.B.S. A.M.B.A.C.	Aaa	Zero	12/01/06	805	780,761

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Ohio St. Higher Ed. Facility Cmnty. Rev., Case Western Reserve Univ., Ser. B	A1	6.50%	10/01/20	$750	$918,923
Richland Cnty. Hosp. Facs. Rev., Medcentral Health Systems, Ser. B	A-(d)	6.375	11/15/22	1,000	1,092,000

					20,410,316
Oklahoma 1.8%
Oklahoma Hsg. Fin. Agcy. Home Ownership, Ser. B-1, G.N.M.A., F.N.M.A., A.M.T.	Aaa	4.875	9/01/33	3,050	3,108,225
Oklahoma St. Tpke. Auth. Rev., Second Sr., Ser. B, F.G.I.C.	Aaa	5.00	1/01/16	5,900	6,141,664

					9,249,889

Pennsylvania 2.2%
Clarion Cnty. Hosp. Auth. Rev., Clarion Hosp. Proj.	BBB-(d)	5.60	7/01/10	685	700,371
Monroe Cnty. Hosp. Auth. Rev., Pocono Med. Center	BBB+(d)	6.00	1/01/43	1,750	1,868,178
Philadelphia Wtr. & Wste.Water Rev., Ser. A, F.S.A.	Aaa	5.00	7/01/12	4,645	4,999,506
Pittsburgh, G.O., Ser. A, M.B.I.A.	Aaa	5.00	9/01/11	1,500	1,603,575
Westmoreland Cnty. Ind. Rev., Valley Landfill Proj., A.M.T. Waste Mgmt., Inc.	BBB(d)	5.10	5/01/09	2,000	2,064,360

					11,235,990

Puerto Rico 1.5%
Puerto Rico Comwlth. Hwy. & Trans. Auth.
Rev., Ser. G, F.G.I.C.	Aaa	5.25	7/01/18	2,250	2,453,580
Rev., Ser. K	Baa2	5.00	7/01/14	2,000	2,111,940
Puerto Rico Comwlth., G.O., R.I.T.E.S.,
PA625, A.M.B.A.C., T.C.R.S.(i) 144A	NR	9.685	7/01/10	500	646,880
PA642B, M.B.I.A.(i) 144A	NR	7.772	7/01/12	1,000	1,249,800
Puerto Rico Mun. Fin. Agcy.	Baa2	5.00	8/01/12	1,000	1,054,700

					7,516,900

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	21

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

South Carolina 3.3%
Charleston Edl. Excellence Financing Corporation Rev., Charleston Cnty. Sch. Dist.	A1	5.25%	12/01/25	$5,000	$5,326,050
Charleston Wtr.Wks. & Swr. Rev., E.T.M.(b)	Aaa	10.375	1/01/10	5,250	5,949,615
South Carolina Jobs Econ. Dev. Auth. Hosp. Facs. Rev., Rfdg. & Impvt., Palmetto Health, Ser. C	Baa1	6.875	8/01/27	3,000	3,470,160
Tobacco Settlement Rev., Ser. B	Baa3	6.375	5/15/28	2,000	2,141,460

					16,887,285

South Dakota 0.2%
Edl. Enhancement Fdg. Corporation, SD Tobacco Ser. B	Baa3	6.50	6/01/32	1,000	1,070,550

Tennessee 2.2%
Bristol Health & Edl. Facility Rev., Bristol Mem. Hosp., F.G.I.C.(f)	Aaa	6.75	9/01/10	5,000	5,583,500
Shelby Cnty. Health Edl & Hsg. Facility Brd. Hosp. Rev., Methodist Health Care,	A3	6.50	9/01/26	560	653,688
Shelby Cnty. Health Edl & Hsg. Facility Brd. Hosp. Rev., Methodist Health Care,	A3	6.50	9/01/12	940	1,097,262
Tennessee Hsg. Dev. Agcy. Rev., Homeownership Program, A.M.T.	Aa2	5.00	7/01/34	3,710	3,775,148

					11,109,598

Texas 5.6%
Brazos River Auth. Poll. Control Rev.,
TXU Energy Company LLC Proj.	Baa2	5.40	5/01/29	1,500	1,508,985
TXU Energy Company LLC Proj., Ser. C, A.M.T.	Baa2	6.75	10/01/38	1,255	1,393,326
TXU Energy Company LLC Proj., Ser. D	Baa2	5.40	10/01/14	1,000	1,064,820

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Brazos River Auth. Rev., Houston Inds., Inc. Proj. B, A.M.B.A.C.	Aaa	5.125%	11/01/20	$3,500	$3,684,765
Cash Supply Utility Dist. Rev., Rfdg., Rev. & Impvt., M.B.I.A.	Aaa	5.25	9/01/22	1,765	1,909,059
Houston Utility Systems Rev., Ser. A, F.S.A.	Aaa	5.25	5/15/21	9,000	9,700,560
Lower Co. River Auth. Transmission Contract Rev., LCRA Trans. Services Corporate Proj., Ser. C, A.M.B.A.C.	Aaa	5.25	5/15/25	2,250	2,412,090
Matagorda Cnty. Nav. Dist. Number 1, Rev., Rfdg., Centerpoint Energy Proj.	Baa2	5.60	3/01/27	2,000	2,098,040
Sabine River Auth. Poll. Control Rev., TXU Energy Company LLC Proj., Ser. B	Baa2	6.15	8/01/22	1,000	1,095,060
Southwest Texas Indpt. Sch. Dist., Rfdg. P.S.F.G.	AAA(d)	5.25	2/01/22	1,000	1,085,570
Texas St. Pub. Fin. Auth. Rev., Southern Univ. Fin. Systems, M.B.I.A.	Aaa	5.50	11/01/18	2,240	2,438,061

					28,390,336

U.S. Virgin Islands 0.3%
U.S. Virgin Islands Pub. Fin. Auth., Sr. Lien Matching Fd. Loan Note A	BBB(d)	5.25	10/01/21	1,500	1,607,445

Virginia 2.4%
Gloucester Cnty. Ind. Dev., Auth. Sld. Wste. Disp. Rev., Wste. Mgmt. Services, Ser. A, A.M.T.	BBB(d)	5.125	5/01/14	2,300	2,390,758
Henrico Cnty. Econ. Dev. Auth. Rev., Bon Secours Health Systems, Inc., Ser. A	A3	5.60	11/15/30	850	891,803
Richmond Va. Met. Auth. Expy. Rev., Rfdg., F.G.I.C.	Aaa	5.25	7/15/17	5,775	6,358,506
Sussex Cnty. Ind. Dev. Auth. Sld. Wste. Disp. Rev., Atlantic Wste., Ser. A, A.M.T.	BBB(d)	5.125	5/01/14	1,400	1,455,244
Tobacco Settlement Financing Corporation, Asset Bkd.	Baa3	5.625	6/01/37	1,000	1,008,310

					12,104,621

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	23

Portfolio of Investments

as of December 31, 2005 Cont’d.

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Washington 3.6%
Cowlitz Cnty. Sch. Dist. No. 122, Longview, G.O., F.S.A.	Aaa	5.50	12/01/19	$3,500	$3,810,695
Energy Northwest Elec. Rev., Columbia Generating, Ser. B, A.M.B.A.C.	Aaa	6.00	7/01/18	4,000	4,497,920
Proj. No. 1, Ser. B, M.B.I.A.	Aaa	6.00	7/01/17	3,000	3,382,650
Proj. No. 3, Ser. A, F.S.A.	Aaa	5.50	7/01/18	4,010	4,377,797
Tobacco Settlement Auth. Rev., Settlement Rev., Asset Bkd.	Baa3	6.50	6/01/26	1,945	2,098,908

					18,167,970
West Virginia 0.5%
West Virginia St. Hosp. Fin. Auth., Oak Hill Hosp. Rev., Ser. B(b)(i)	A2	6.75%	9/01/10	2,000	2,291,220

Wisconsin 1.0%
Badger Tobacco Asset Securitization Corp., Asset Bkd.	Baa3	6.125	6/01/27	2,905	3,066,140
Wisconsin St. Hlth. & Ed Facs. Auth. Rev., Marshfield Clinic, Ser. B	BBB+(d)	6.00	2/15/25	2,000	2,134,680

					5,200,820

Total long-term investments (cost $475,302,952)					497,366,919

SHORT-TERM INVESTMENTS 0.2%

Alabama 0.2%
Mcintosh Ind. Dev. Brd. Environ. Impvt. Rev., A.M.T., F.R.D.D. (cost $1,100,000)(e)	P2	4.08	1/3/06	1,100	1,100,000

Total Investments 98.5% (cost $476,402,952; Note 5)					498,466,919
Other assets in excess of liabilities(h) 1.5%					7,685,621

Net Assets 100.0%					$506,152,540

(a)	The following abbreviations are used in the portfolio descriptions:

A.C.A.—American Capital Access

A.M.B.A.C.—American Municipal Bond Assurance Corporation

See Notes to Financial Statements.

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A.M.T.—Alternative Minimum Tax

C.A.B.S.—Capital Appreciation Bonds

C.O.P.—Certificates of Participation

E.T.M.—Escrowed to Maturity

F.G.I.C.—Financial Guaranty Insurance Company

F.H.A.—Federal Housing Administration

F.H.L.M.C.—Federal Home Loan Mortgage Corporation

F.N.M.A.—Federal National Mortgage Association

F.R.D.D.—Floating Rate (Daily) Demand

F.S.A.—Financial Security Assurance

G.N.M.A.—Government National Mortgage Association

G.O.—General Obligation

LLC.—Limited Liability Corporation

M.B.I.A.—Municipal Bond Insurance Corporation

T.C.R.S.—Transferable Custodial Receipts

P.S.F.G.—Permanent School Fund Guaranty

R.I.T.E.S.—Residual Interest Tax Exempt Securities Receipts

X.L.C.A.—X.L. Capital Assurance

144A	Security was pursuant to Rule 144A under the Securities Act of 1993 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(b)	Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c)	Represents issuer in default of interest payments; non-income producing security.
(d)	Standard & Poor’s rating.
(e)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at a par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2005.
(f)	All or portion of security segregated as collateral for financial futures contracts.
(g)	Security represents 0.05% of the total market value was fair valued in accordance with the policies adopted by the Board of Directors.
(h)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on financial futures as follows:

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at December 31, 2005	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
50	5 yr. U.S. T-Note	Mar. 2006	$5,317,188	$5,297,917	$19,271
8	2 yr. U.S. T-Note (CBT)	Mar. 2006	1,641,500	1,642,049	(549)

					18,722

	Short Positions:
168	10 yr. U.S. T-Note	Mar. 2006	18,380,250	18,236,682	(143,568)
209	30 yr. U.S. T-Note (CBT)	Mar. 2006	23,865,188	23,537,281	(327,907)

					(471,475)

					$(452,753)

(i) Indicates a security that is an inverse floating rate bond or has been deemed illiquid.

NR—Not Rated by Moody’s or Standard & Poor’s.

The Fund’s current Prospectus contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	25

Portfolio of Investments

as of December 31, 2005

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Health Care	15.6%
Education	11.1
General Obligation	10.6
Power	9.2
Special Tax/Assessment	8.6
Transportation	8.6
Leased Backed Certificate of Participation	8.0
Housing	6.2
Tobacco	5.9
Corporate Backed IDB & PCR	5.7
Water & Sewer	5.7
Solid Waste/Resource Recovery	1.5
Pooled Financing	1.0
Other	0.8

98.5
Other assets in excess of liabilities	1.5

100.0%

See Notes to Financial Statements.

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Financial Statements

DECEMBER 31, 2003	ANNUAL REPORT

Dryden National Municipal Fund, Inc.

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Unaffiliated investment at value (cost $476,402,952)	$498,466,919
Cash	790,497
Interest receivable	7,707,712
Receivable for Fund shares sold	522,020
Due from broker—variation margin	65,997
Prepaid expenses	27,121

Total assets	507,580,266

Liabilities
Payable for Fund shares reacquired	632,254
Dividends payable	274,464
Accrued expenses	144,977
Management fee payable	209,259
Distribution fee payable	114,014
Deferred directors’ fees	32,870
Transfer agent fee payable	19,888

Total liabilities	1,427,726

Net Assets	$506,152,540

Net assets were comprised of:
Common stock, at par	$335,389
Paid-in capital in excess of par	483,175,716

483,511,105
Undistributed net investment income	353,860
Accumulated net realized gain on investments	676,361
Net unrealized appreciation on investments	21,611,214

Net assets, December 31, 2005	$506,152,540

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($472,491,267 ÷ 31,313,552 shares of common stock issued and outstanding)	$15.09
Maximum sales charge (4% of offering price)	0.63

Maximum offering price to public	$15.72

Class B
Net asset value, offering price and redemption price per share ($27,013,313 ÷ 1,785,263 shares of common stock issued and outstanding)	$15.13

Class C
Net asset value, offering price and redemption price per share ($3,481,733 ÷ 230,098 shares of common stock issued and outstanding)	$15.13

Class Z
Net asset value, offering price and redemption price per share ($3,166,227 ÷ 209,971 shares of common stock issued and outstanding)	$15.08

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	29

Statement of Operations

Year Ended December 31, 2005

Net Investment Income
Income
Interest	$25,539,600

Expenses
Management fee	2,581,962
Distribution fee—Class A	1,230,377
Distribution fee—Class B	161,726
Distribution fee—Class C	28,665
Transfer agent’s fee and expenses (including affiliated expense of $249,000)	330,000
Custodian’s fees and expenses	167,000
Reports to shareholders	75,000
Registration fees	44,000
Legal fees and expenses	40,000
Audit fee	24,000
Directors’ fees	19,000
Insurance	11,000
Miscellaneous	17,567

Total expenses	4,730,297

Net investment income	20,809,303

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	3,124,851
Financial futures transactions	(173,540)

2,951,311

Net change in unrealized depreciation on:
Investments	(7,635,525)
Financial futures contracts	(256,529)

(7,892,054)

Net (loss) on investments	(4,940,743)

Net Increase In Net Assets Resulting From Operations	$15,868,560

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2005	2004
Increase (Decrease) In Net Assets
Operations
Net investment income	$20,809,303	$21,851,387
Net realized gain on investments	2,951,311	1,419,121
Net change in unrealized depreciation on investments	(7,892,054)	(1,034,176)

Net increase in net assets resulting from operations	15,868,560	22,236,332

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(19,342,671)	(20,194,829)
Class B	(1,189,557)	(1,405,277)
Class C	(131,024)	(154,500)
Class Z	(158,092)	(166,467)

	(20,821,344)	(21,921,073)

Distributions from net realized gains
Class A	(2,658,359)	(7,569,892)
Class B	(162,179)	(572,854)
Class C	(18,650)	(63,998)
Class Z	(19,119)	(59,064)

	(2,858,307)	(8,265,808)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	15,906,773	16,199,361
Net asset value of shares issued in reinvestment of dividends and distributions	15,136,662	19,342,938
Cost of shares reacquired	(70,305,881)	(75,554,314)

Decrease in net assets from Fund share transactions	(39,262,446)	(40,012,015)

Total decrease	(47,073,537)	(47,962,564)

Net Assets
Beginning of year	553,226,077	601,188,641

End of year(a)	$506,152,540	$553,226,077

(a) Includes undistributed net investment income of:	$353,860	$406,658

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	31

Notes to Financial Statements

Dryden National Municipals Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and capitalization of the issuer; the prices of any recent transactions or bids/offers for

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such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2005, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Inverse Floaters: The Fund invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Interest Rate Swaps: The Fund may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Net interest payments/receipts are included in interest income in the Statement of Operations.

During the term of the swap, changes in the value of the swap are recorded as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Dryden National Municipals Fund, Inc.	33

Notes to Financial Statements

Cont’d

The Fund is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Written Options, financial future contracts and swap contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Fund at the end of the fiscal period include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment on sales of

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portfolio securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of

Dryden National Municipals Fund, Inc.	35

Notes to Financial Statements

Cont’d

PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of ..50% of the Fund’s average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund’s average daily net assets in excess of $1.5 billion. The effective management fee rate was .49 of 1% for the year ended December 31, 2005.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2005, PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it received approximately $109,200 in front-end sales charges resulting from sales of Class A shares, during the year ended December 31, 2005. From these fees, PIMS paid a substantial portion of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PlMS has advised the Fund that for the year ended December 31, 2005, it received approximately $74,600 and $600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2005.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended December 31, 2005, the fund incurred approximately $33,400 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2005, aggregated $243,999,568 and $205,199,672, respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income, accumulated net realized gains and paid in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and

Dryden National Municipals Fund, Inc.	37

Notes to Financial Statements

Cont’d

accumulated net realized gain on investments. For the year ended December 31, 2005, the adjustments were to increase accumulated net realized gain on investments by $40,757 and decrease undistributed net investment income by $40,757, due to the difference in the treatment of accreting market discount, difference in the treatment of premium amortization and other book to tax differences for financial and tax reporting purposes. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended December 31, 2005 and 2004, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $20,794,456 and $21,821,051 of tax-exempt income, $703,189 and $1,144,952 of ordinary income, and $2,182,006 and $7,220,878 of long-term capital gains, respectively.

As of December 31, 2005, the components of distributable earnings on a tax basis were $353,861 of tax-exempt income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2005 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Total Net Unrealized Appreciation
$476,179,344	$23,810,113	$1,522,538	$22,287,575

The differences between book and tax basis are primarily attributable to differences in the treatment of premium amortization for book and tax purposes.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately

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seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2005:
Shares sold	879,629	$13,411,701
Shares issued in reinvestment of dividends and distributions	924,385	14,061,634
Shares reacquired	(4,061,757)	(61,859,857)

Net increase (decrease) in shares outstanding before conversion	(2,257,743)	(34,386,522)
Shares issued upon conversion from Class B	358,614	5,459,799

Net increase (decrease) in shares outstanding	(1,899,129)	$(28,926,723)

Year ended December 31, 2004:
Shares sold	706,362	$10,790,728
Shares issued in reinvestment of dividends and distributions	1,175,602	17,850,831
Shares reacquired	(4,359,484)	(66,581,409)

Net increase (decrease) in shares outstanding before conversion	(2,477,520)	(37,939,850)
Shares issued upon conversion from Class B	283,128	4,334,483

Net increase (decrease) in shares outstanding	(2,194,392)	$(33,605,367)

Class B
Year ended December 31, 2005:
Shares sold	105,478	$1,614,072
Shares issued in reinvestment of dividends and distributions	51,992	793,267
Shares reacquired	(377,197)	(5,766,389)

Net increase (decrease) in shares outstanding before conversion	(219,727)	(3,359,050)
Shares reacquired upon conversion into Class A	(357,620)	(5,459,799)

Net increase (decrease) in shares outstanding	(577,347)	$(8,818,849)

Year ended December 31, 2004:
Shares sold	214,498	$3,299,317
Shares issued in reinvestment of dividends and distributions	76,626	1,166,019
Shares reacquired	(362,049)	(5,537,580)

Net increase (decrease) in shares outstanding before conversion	(70,925)	(1,072,244)
Shares reacquired upon conversion into Class A	(282,390)	(4,334,483)

Net increase (decrease) in shares outstanding	(353,315)	$(5,406,727)

Dryden National Municipals Fund, Inc.	39

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended December 31, 2005:
Shares sold	33,408	$506,868
Shares issued in reinvestment of dividends and distributions	7,188	109,665
Shares reacquired	(87,986)	(1,341,258)

Net increase (decrease) in shares outstanding	(47,390)	$(724,725)

Year ended December 31, 2004:
Shares sold	35,475	$543,479
Shares issued in reinvestment of dividends and distributions	10,249	155,986
Shares reacquired	(99,991)	(1,542,622)

Net increase (decrease) in shares outstanding	(54,267)	$(843,157)

Class Z
Year ended December 31, 2005:
Shares sold	24,574	$374,132
Shares issued in reinvestment of dividends and distributions	11,313	172,096
Shares reacquired	(88,091)	(1,338,377)

Net increase (decrease) in shares outstanding	(52,204)	$(792,149)

Year ended December 31, 2004:
Shares sold	103,064	$1,565,837
Shares issued in reinvestment of dividends and distributions	11,294	170,102
Shares reacquired	(124,330)	(1,892,703)

Net increase (decrease) in shares outstanding	(9,972)	$(156,764)

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Financial Highlights

DECEMBER 31, 2005	ANNUAL REPORT

Dryden National Municipals Fund, Inc.

Financial Highlights

Class A
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.32

Income from investment operations
Net investment income	.60
Net realized and unrealized gain (loss) on investment transactions	(.15)

Total from investment operations	.45

Less Distributions
Dividends from net investment income	(.60)
Distributions from net realized gains	(.08)

Total distributions	(.68)

Net asset value, end of year	$15.09

Total Return(a):	3.02%
Ratios/Supplemental Data:
Net assets, end of year (000)	$472,491
Average net assets (000)	$492,151
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.87%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	3.93%
For Class A, B, C and Z shares:
Portfolio turnover rate	39%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Class A
Year Ended December 31,
2004	2003	2002	2001

$15.52	$15.82	$15.32	$15.59

.59	.67	.75	.75
.02	.05	.64	(.13)

.61	.72	1.39	.62

(.59)	(.67)	(.73)	(.76)
(.22)	(.35)	(.16)	(.13)

(.81)	(1.02)	(.89)	(.89)

$15.32	$15.52	$15.82	$15.32

4.11%	4.63%	9.27%	3.95%

$508,667	$549,537	$595,874	$579,335
$525,601	$570,837	$584,236	$599,337

.86%	.87%	.87%	.89%
.61%	.62%	.62%	.64%
3.83%	4.22%	4.68%	4.76%

49%	157%	97%	66%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	43

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.36

Income from investment operations
Net investment income	.56
Net realized and unrealized gain (loss) on investment transactions	(.15)

Total from investment operations	.41

Less Distributions
Dividends from net investment income	(.56)
Distributions from net realized gains	(.08)

Total distributions	(.64)

Net asset value, end of year	$15.13

Total Return(a):	2.76%
Ratios/Supplemental Data:
Net assets, end of year (000)	$27,013
Average net assets (000)	$32,345
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.12%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	3.67%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Class B
Year Ended December 31,
2004	2003	2002	2001

$15.56	$15.86	$15.36	$15.63

.55	.63	.71	.71
.02	.05	.64	(.13)

.57	.68	1.35	.58

(.55)	(.63)	(.69)	(.72)
(.22)	(.35)	(.16)	(.13)

(.77)	(.98)	(.85)	(.85)

$15.36	$15.56	$15.86	$15.36

3.85%	4.37%	8.99%	3.70%

$36,285	$42,267	$47,612	$48,972
$39,139	$45,147	$49,097	$54,043

1.11%	1.12%	1.12%	1.14%
.61%	.62%	.62%	.64%
3.58%	3.97%	4.43%	4.52%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	45

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.36

Income from investment operations
Net investment income	.52
Net realized and unrealized gain (loss) on investment transactions	(.15)

Total from investment operations	.37

Less Distributions
Dividends from net investment income	(.52)
Distributions from net realized gains	(.08)

Total distributions	(.60)

Net asset value, end of year	$15.13

Total Return(a):	2.50%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,482
Average net assets (000)	$3,822
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.37%
Expenses, excluding distribution and service (12b-1) fees	.62%
Net investment income	3.42%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

Class C
Year Ended December 31,
2004	2003	2002	2001

$15.56	$15.86	$15.36	$15.63

.51	.59	.67	.67
.02	.05	.64	(.13)

.53	.64	1.31	.54

(.51)	(.59)	(.65)	(.68)
(.22)	(.35)	(.16)	(.13)

(.73)	(.94)	(.81)	(.81)

$15.36	$15.56	$15.86	$15.36

3.59%	4.11%	8.71%	3.45%

$4,261	$5,163	$6,107	$5,183
$4,628	$5,792	$5,709	$4,032

1.36%	1.37%	1.37%	1.39%
.61%	.62%	.62%	.64%
3.33%	3.73%	4.17%	4.28%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	47

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2005
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.31

Income from investment operations
Net investment income	.64
Net realized and unrealized gain (loss) on investment transactions	(.15)

Total from investment operations	.49

Less Distributions
Dividends from net investment income	(.64)
Distributions from net realized gains	(.08)

Total distributions	(.72)

Net asset value, end of year	$15.08

Total Return(a):	3.27%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,166
Average net assets (000)	$3,785
Ratios to average net assets:
Expenses, including distribution fees	.62%
Expenses, excluding distribution fees	.62%
Net investment income	4.17%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Class Z
Year Ended December 31,
2004	2003	2002	2001

$15.51	$15.81	$15.32	$15.58

.63	.71	.78	.78
.02	.05	.64	(.12)

.65	.76	1.42	.66

(.63)	(.71)	(.77)	(.79)
(.22)	(.35)	(.16)	(.13)

(.85)	(1.06)	(.93)	(.92)

$15.31	$15.51	$15.81	$15.32

4.37%	4.90%	9.47%	4.26%

$4,013	$4,221	$4,383	$1,924
$4,064	$4,453	$3,314	$1,673

.61%	.62%	.62%	.64%
.61%	.62%	.62%	.64%
4.08%	4.47%	4.91%	5.05%

See Notes to Financial Statements.

Dryden National Municipals Fund, Inc.	49

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden National Municipals Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dryden National Municipals Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm, whose report dated, February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2006

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2005) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year.

During fiscal year ended December 31, 2005, the Fund paid aggregate dividends and distributions as follows:

	Dividends and Distributions
	Class A	Class B	Class C	Class Z
Tax-Exempt Income	$0.60	$0.56	$0.52	$0.64
Short-term Capital Gains*	0.02	0.02	0.02	0.02
Long-Term Capital Gains	0.06	0.06	0.06	0.06

	$0.68	$0.64	$0.60	$0.72

*	For federal income tax purposes, short-term capital gains distribution is taxable as ordinary income.

We wish to advise you that the corporate dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deductions.

The Fund intends to designate 100% of the ordinary income dividends as qualified interest income under The American Jobs Creation Act of 2004.

In January 2006, you will be advised in IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2005.

Dryden National Municipals Fund, Inc.	51

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (53), Director since 2005 Oversees 82 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E.A. Carson (71), Director since 2003(3) Oversees 86 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held.(4) Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66), Director since 1996(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), formerly Chief Executive Officer (June 2000-July 2005) and President (September 1997-July 2005) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62), Director since 1995(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Investmart, Inc. and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

52	Visit our website at www.jennisondryden.com

Robin B. Smith (66), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992). Director (since January 2005) of the High Yield Plus Fund, Inc.

Stephen D. Stoneburn (62), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67), Director since 2003(3) Oversees 85 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (59), Vice President and Director since 1996(3) Oversees 158 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (53), Chief Legal Officer since 2005

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Dryden National Municipals Fund, Inc.	53

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Chief Legal Officer of the High Yield Income Fund, Inc. and The High Yield Plus Fund, Inc.; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47), Assistant Secretary since 2005

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31), Assistant Secretary since 2005

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Helene Gurian (52), Acting Anti-Money Laundering Compliance Officer since 2004

Principal occupations (last 5 years): Vice President, Prudential (since July 1997); Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (46), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (46), Treasurer and Principal Financial and Accounting Officer since 1998(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, The High Yield Income Fund, Inc., and The High Yield Plus Fund, Inc. and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

54	Visit our website at www.jennisondryden.com

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden National Municipals Fund, Inc.	55

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.10%	4.12%	4.55% (4.54)	6.01% (6.00)
Class B	–2.16	4.55	4.67 (4.66)	7.39 (7.38)
Class C	1.52	4.45	4.41 (4.40)	4.98 (4.96)
Class Z	3.27	5.23	N/A	4.76

Average Annual Total Returns (Without Sales Charges) as of 12/31/05
	One Year	Five Years	Ten Years	Since Inception
Class A	3.02%	4.97%	4.98% (4.96)	6.28% (6.27)
Class B	2.76	4.71	4.67 (4.66)	7.39 (7.38)
Class C	2.50	4.45	4.41 (4.40)	4.98 (4.96)
Class Z	3.27	5.23	N/A	4.76

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, 1/22/90; Class B, 4/25/80; Class C, 8/1/94; and Class Z, 1/22/99.

The graph compares a $10,000 investment in the Dryden National Municipals Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1995) and the account values at the end of the current fiscal year (December 31, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2005, the returns shown in the graph and for Class A shares in the tables would have been lower, as indicated in parentheses.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden National Municipals Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s investment subadvisor the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

DIRECTORS

Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia Di Giacomo, Assistant Secretary • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISOR	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie, Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden National Municipals Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings on its website as of the end of the month within approximately 30 days after the end of each month.

The Fund’s Statement of Additional information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden National Municipals Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PRNMX	PBHMX	PNMCX	N/A
CUSIP	262470107	262470206	262470305	262470404

MF104E    IFS-A114981    Ed. 02/2006

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2005 and December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $23,500 and $23,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2005, KPMG, the Registrant’s principal accountant, billed the Registrant $913 for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements. Professional services rendered included those in connection with additional audit procedures related to the conversion of shareholder accounts. For the fiscal year ended December 31, 2004, KPMG, the Registrant’s principal accountant, did not bill the Registrant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) were approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2005 and 2004 was $50,087 and $33,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden National Municipals Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date February 24, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 24, 2006

*	Print the name and title of each signing officer under his or her signature.